Execution Version CHAR1\1753723v8 AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT among GLADSTONE LENDING COMPANY, LLC as Grantor FARMER MAC MORTGAGE SECURITIES CORPORATION, as Purchaser, and FEDERAL AGRICULTURAL MORTGAGE CORPORATION, as Collateral Agent and Bond Guarantor, Dated as of December 10, 2020

i CHAR1\1753723v8 TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS; INTERPRETATIONS .................................................................... 3 Section 1.1 Certain Terms Defined ................................................................................ 3 Section 1.2 Interpretation ............................................................................................... 8 ARTICLE 2 SECURITY INTEREST ............................................................................................ 9 Section 2.1 Creation of Security Interest in Collateral .................................................. 9 Section 2.2 Maintenance of Qualified Collateral Schedule ........................................... 9 Section 2.3 Qualified Collateral ................................................................................... 10 Section 2.4 Undertakings Regarding Collateral ........................................................... 11 Section 2.5 Risk of Loss of Collateral ......................................................................... 12 ARTICLE 3 COLLATERAL AGENT ......................................................................................... 12 Section 3.1 Appointment as Collateral Agent.............................................................. 12 Section 3.2 Resignation of the Collateral Agent .......................................................... 12 Section 3.3 Eligibility of Successor Collateral Agent ................................................. 13 Section 3.4 Merger or Consolidation ........................................................................... 13 Section 3.5 Duties and Responsibilities of the Collateral Agent ................................. 13 Section 3.6 Limitation on Liability of the Collateral Agent ........................................ 14 Section 3.7 [Reserved] ................................................................................................. 14 ARTICLE 4 EVENTS OF DEFAULT ......................................................................................... 14 Section 4.1 Events of Default ...................................................................................... 14 Section 4.2 Remedies Upon an Event of Default ........................................................ 15 Section 4.3 Appointment of Collateral Agent as Attorney-in-Fact; Sub-Agents ........ 17 ARTICLE 5 AGVANTAGE BOND DOCUMENTATION ........................................................ 17 Section 5.1 Maintenance of AgVantage Bond Documentation ................................... 17 ARTICLE 6 REPRESENTATIONS, WARRANTIES AND COVENANTS ............................. 17 Section 6.1 Representations and Warranties ................................................................ 18 Section 6.2 Covenants .................................................................................................. 18 Section 6.3 Negative Covenants .................................................................................. 19 ARTICLE 7 INDEMNIFICATION .............................................................................................. 20 Section 7.1 Indemnification by Grantor ....................................................................... 20 ARTICLE 8 MISCELLANEOUS ................................................................................................ 20 Section 8.1 Successors and Assigns of Grantor Bound by Agreement ....................... 20 Section 8.2 Amendments; Assignments ...................................................................... 20 Section 8.3 No Liability for the Collateral Agent ........................................................ 20 Section 8.4 Governing Law ......................................................................................... 21 Section 8.5 Consent to Jurisdiction .............................................................................. 21 Section 8.6 Waiver of Jury Trial .................................................................................. 21

ii CHAR1\1753723v8 Section 8.7 Entire Agreement ...................................................................................... 21 Section 8.8 Limitation on Rights of Others ................................................................. 21 Section 8.9 Severability ............................................................................................... 21 Section 8.10 Counterparts .............................................................................................. 22 Section 8.11 No Waiver ................................................................................................. 22 Section 8.12 Remedies Cumulative ............................................................................... 22 Section 8.13 Notices ...................................................................................................... 22 Section 8.14 Amendment and Restatement ................................................................... 24 ARTICLE 9 TERMINATION OF SECURITY INTEREST ....................................................... 24 Section 9.1 Termination of Security Interest ............................................................... 24 Section 9.2 Evidence of Termination........................................................................... 24 Schedule I Schedule II Exhibit A Exhibit B

3 CHAR1\1753723v8 THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT effective as of December 10, 2020 (this “Agreement”), between Gladstone Lending Company, LLC, a Delaware limited liability company (including its successors and permitted assigns, the “Grantor”), Farmer Mac Mortgage Securities Corporation (including its successors and permitted assigns, the “Purchaser”), which is a wholly-owned subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States (“Farmer Mac”), and Farmer Mac, as Collateral Agent and Bond Guarantor, for the benefit of the AgVantage Bond Holders. WITNESSETH WHEREAS, the Grantor may from time to time issue one or more secured debt obligations (the “AgVantage Bonds”) to the Purchaser, and the Purchaser may purchase such AgVantage Bonds, all upon the terms and subject to the conditions set forth in the Bond Purchase Agreement; and WHEREAS, the Grantor desires to grant to the Collateral Agent, for the benefit of the Control Party, a security interest in the collateral hereinafter described as security for the obligations of the Grantor under the AgVantage Bonds issued pursuant to the Bond Purchase Agreement; and WHEREAS, the transactions contemplated herein and in the Bond Purchase Agreement are in the interest of the Grantor; and WHEREAS, Farmer Mac, the Collateral Agent the Purchaser and Grantor previously entered into a Pledge and Security Agreement dated as of December 5, 2014 (as modified or amended from time to time, the “Existing Agreement”); and WHEREAS, Farmer Mac, the Collateral Agent, the Purchaser and Grantor desire to amend and restate the Existing Agreement in this Amended and Restated Pledge and Security Agreement effective as of December 10, 2020. NOW THEREFORE, for valuable consideration and intending to be legally bound, the Grantor and the Collateral Agent do hereby agree as follows. ARTICLE 1 DEFINITIONS; INTERPRETATIONS Section 1.1 Certain Terms Defined. In this Agreement, the following terms shall have the meanings specified in this Section for all purposes of this Agreement, unless otherwise expressly provided. “Agreement” means this instrument as originally executed and delivered and as the same may be amended, supplemented, modified, restated or replaced from time to time. “AgVantage Bond” has the meaning set forth in the first recital to this Agreement.

4 CHAR1\1753723v8 “AgVantage Bond Balance” means the outstanding balance of all the AgVantage Bonds issued pursuant to the Bond Purchase Agreement from time to time. “AgVantage Bond Documents” has the meaning set forth in Section 5.1. “AgVantage Bond Holder” means the holders from time to time of any AgVantage Bonds issued pursuant to the Bond Purchase Agreement, which initially shall be Farmer Mac Mortgage Securities Corporation as Purchaser. “AgVantage Bond Resolutions” has the meaning set forth in Section 6.1(a)(i). “AMBS” means securities representing interests solely in, or obligations fully backed by, pools of loans. “Appraised Value” means, on any date of determination, with respect to any agricultural real estate securing the Qualified Collateral, the most recent appraised value of such agricultural real estate; provided, that the related appraisal was performed by a licensed and certified, independent appraiser, excludes all Tenant Improvements, and is reasonably acceptable to Farmer Mac in form and substance. “Bond Guarantor” means Farmer Mac. “Bond Guarantor Default” means a default by the Bond Guarantor that is existing and continuing with respect to an AgVantage Bond under its obligations pursuant to the Bond Purchase Agreement. “Bond Purchase Agreement” means the AgVantage Bond Purchase Agreement dated the date hereof among the Grantor, the Purchaser and Farmer Mac, as the same may be amended, restated, extended, supplemented or otherwise modified in writing from time to time in accordance with the terms thereof. “Borrower” has the meaning set forth in the Bond Purchase Agreement. “Business Day” means a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business in New York, New York or the District of Columbia. “Certificate of Pledged Collateral” means a certificate delivered by the Grantor to the Collateral Agent and the Control Party substantially in the form of Schedule II attached hereto. “Collateral” means (a) all Qualified Collateral and (b) all loans or AMBS that, as of any date of determination, were included in a Qualified Collateral Schedule but fail to meet the Eligibility Criteria as of such date of determination and Mortgage Documents and other documents, instruments or liens representing or securing such loans or AMBS. “Collateral Agent” means Farmer Mac or its successor, as appointed pursuant to the terms set forth in Article 3.

5 CHAR1\1753723v8 “Commission” means the Securities and Exchange Commission. “Control Party” means, (i) Farmer Mac for so long as there is no Bond Guarantor Default existing and continuing with respect to the applicable AgVantage Bonds, or (ii) the AgVantage Bond Holder (or holders of a majority of the aggregate outstanding principal amount of the applicable AgVantage Bonds if held by more than one holder) for so long as a Bond Guarantor Default is existing and continuing. “Eligibility Criteria” means the eligibility criteria listed on Schedule I attached hereto. “Event of Default” has the meaning set forth in Section 4.1. “Excluded Agent” means Farmer Mac or any of its affiliates acting as Sub-Agents pursuant to this Agreement. “Farmer Mac” has the meaning set forth in the first paragraph of this Agreement. “Fitch” means Fitch, Inc. and any successor thereto. “Grantor” has the meaning set forth in the first paragraph of this Agreement. “Guaranteed Obligation” has the meaning set forth in the Bond Purchase Agreement. “Loan File” has the meaning ascribed thereto in Exhibit A attached hereto and incorporated herein by reference. “Market Value” means with respect to any item of Qualified Collateral, the market value of such item of Qualified Collateral, determined by the Grantor in accordance with (i) in respect of any Qualified Loan, the Grantor’s customary procedures for determining the market value of agricultural loans included in the Grantor’s portfolio from time to time; (ii) in respect of any cash, the amount of such cash; (iii) in respect of any security included in the Qualified Substitute Collateral, the market value of such security as determined by the Grantor’s customary procedures for determining the market value of that type of security included in its portfolio from time to time; and (iv) in respect of any other property included in the Qualified Substitute Collateral, the Grantor’s customary procedures for determining the market value of any like property. Notwithstanding anything herein to the contrary, the parties agree that Grantor’s “customary procedures” for the purposes of this definition shall be the customary internal practices of the REIT (defined below) for valuing assets owned by the REIT or its partially or wholly owned subsidiaries or affiliates, which internal practices are consistent with industry standards for comparable real estate investment trusts and their property portfolios; provided, that for purposes of determining the Market Value of agricultural real estate securing the Qualified Collateral, the Market Value shall be the most recent Appraised Value. “Minimum Required Collateralization Level” has the meaning set forth in Section 2.3(a). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

6 CHAR1\1753723v8 “Mortgage Documents” means the following documents contained in the Loan File for each loan that, as of any date of determination, was included in a Qualified Collateral Schedule: (i) the original mortgage note endorsed in blank or in the name of the Collateral Agent; (ii) a copy of the mortgage with evidence of recording thereon; (iii) a copy of an assignment of the mortgage in blank or in the name of the Collateral Agent; (iv) copies of all applicable appraisals; (v) copies of any assumptions, modifications, or substitutions with evidence of recording thereon, if applicable; (vi) copies of any security documents, including UCC financing statements, if applicable; (vii) if the Borrower under a loan is acquiring the agricultural real estate property that will secure such loan substantially simultaneously with obtaining the loan, (a) a copy of the proforma policy of owner’s title insurance to be obtained by such Borrower (to be followed by a copy of the actual policy of owner’s title insurance obtained by the Borrower within three (3) Business Days after such policy has been obtained) and (b) an owner’s affidavit delivered by the seller of such agricultural real estate property in connection with the Borrower’s acquisition; or if the Borrower under a loan is financing or refinancing the subject agricultural real estate property after a period of ownership, (a) a title report that is up to date within five (5) business days of the date of issuance of an AgVantage Bond under the Bond Purchase Agreement and (b) a copy of a standard owner’s affidavit in favor of Grantor. (viii) any applicable settlement documentation; and (ix) such other documentation as the Collateral Agent may reasonably request to evidence the Collateral Agent’s first lien position in the Collateral. “Mortgage Guidelines” means the mortgage loan underwriting, appraisal, and servicing guidelines and procedures that the Grantor has adopted in accordance with its underwriting, appraising, and servicing activities with respect to the Collateral. “Operating Partnership” means Gladstone Land Limited Partnership. “Permitted Liens” means, in respect of any item of Collateral, (i) liens for taxes, assessments and governmental charges or levies; and (ii) liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s liens and other similar liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days after Grantor first receives notice of such lien.

7 CHAR1\1753723v8 “Proceeds” means: (i) all “proceeds” as defined in Article 9 of the UCC as in effect from time to time in the State of New York; (ii) all interest, dividends, payments or distributions made with respect to any of the Collateral; and (iii) whatever is receivable or received when the Collateral or proceeds are sold, exchanged, collected, converted or otherwise disposed of, whether such disposition is voluntary or involuntary. “Purchaser” has the meaning set forth in the first paragraph of this Agreement. “Qualified AMBS” means securities representing interests solely in, or obligations fully backed by, pools of Qualified Loans. “Qualified Collateral” means: (i) Qualified Loans or Qualified AMBS; (ii) Mortgage Documents and other documents, instruments or liens representing or securing the Qualified Loans or Qualified AMBS; (iii) all payment records with respect to the Qualified Loans or Qualified AMBS; (iv) the Securities Account; (vi) all Qualified Substitute Collateral; (vi) all documents relating to the Securities Account; (vii) all Proceeds of the foregoing regardless of the form thereof, including, without limitation, all Proceeds in the form of accounts, chattel paper, payment intangibles, promissory notes and goods subject to a consignment; and (viii) with respect to any portion of the Qualified Collateral in excess of 100% of the AgVantage Bond Balance, any Qualified Substitute Collateral. “Qualified Collateral Schedule” means the schedule setting forth (x) all Qualified Collateral and (y) all loans or AMBS, whether or not meeting the Eligibility Criteria as of such date of determination, and Mortgage Documents and other documents, instruments or liens representing or securing such loans or AMBS pledged under this Agreement delivered by the Grantor pursuant to Section 2.2, as the schedule may be amended, supplemented or modified from time to time. “Qualified Loans” means, as of any date of determination, the agricultural mortgage loans meeting the Eligibility Criteria and identified as of such date of determination on the Qualified Collateral Schedule. For purposes of the Eligibility Criteria, taxes and assessments in respect of any Qualified Loan shall be deemed to be paid current as of such date if (i) (A) taxes and assessments were paid current at the time of the initial funding of such Qualified Loan and (B) taxes or assessments due and payable after the time of the initial funding of such Qualified Loan shall have been paid within 45 Business Days of the Grantor’s actually becoming aware that such taxes or assessments on such Qualified Loan are overdue and/or delinquent, or (ii) such taxes or assessments are being contested by the Grantor or the obligor on such Qualified Loan in good faith. “Qualified Substitute Collateral” means, at any time, (i) cash, (ii) U.S. Treasury securities, or (iii) securities issued or fully guaranteed by an agency or instrumentality of the United States, in each case deposited or held in or transferred or credited to or carried in the Securities Account and listed as of such time on the Qualified Collateral Schedule. “REIT” means the Gladstone Land Corporation, a Maryland corporation, and the consolidated parent company of Issuer.

8 CHAR1\1753723v8 “Responsible Officer” means, with respect to the Collateral Agent, any officer of the Collateral Agent, including any vice president, assistant vice president, secretary, assistant treasurer, trust officer, or any other officer of the Collateral Agent assigned by the Collateral Agent to administer the transactions contemplated hereby. “S&P” Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Securities Account” means the securities account established with the Securities Intermediary pursuant to the Securities Account Control Agreement. “Securities Account Control Agreement” means the Securities Account Control Agreement among the Grantor, the Securities Intermediary and the Collateral Agent, substantially in the form attached as Exhibit B attached hereto (or such other form reasonably acceptable to the Grantor, the Securities Intermediary and the Collateral Agent), with such changes as the parties may agree, as may be amended, supplemented, modified, restated or replaced from time to time. “Securities Intermediary” means the institution serving as securities intermediary under the Securities Account Control Agreement. “Security Interest” has the meaning set forth in Section 2.1. “Sub-Agent” has the meaning set forth in Section 4.3. “Tenant Improvements” means agricultural equipment, operations, crops and related permanent plantings, irrigation facilities and water rights that are owned by tenants at such property. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York. Section 1.2 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Article shall have the meanings ascribed in this Article and shall include the plural as well as the singular; (b) all accounting terms used and not expressly defined herein shall have the meanings given to them in accordance with United States generally accepted accounting principles, and the term “generally accepted accounting principles” shall mean such accounting principles which are generally accepted at the date or time of any computation or at the date hereof, consistently applied; (c) references to Exhibits, Articles, Sections, Schedules, paragraphs, subparagraphs and clauses shall be construed as references to the Exhibits, Articles, Sections, Schedules, paragraphs, subparagraphs and clauses of this Agreement;

9 CHAR1\1753723v8 (d) the words “herein”, “hereto”, “hereof’ and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; (e) the words “include”, “includes” and “including” shall be construed to be followed by the words “without limitation”; and Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Agreement or the intent of the parties hereto. ARTICLE 2 SECURITY INTEREST Section 2.1 Creation of Security Interest in Collateral. As security for any and all obligations under the AgVantage Bonds issued pursuant to the Bond Purchase Agreement and any other amounts that are due hereunder or thereunder from the Grantor to the holders of AgVantage Bonds, the Grantor hereby assigns, transfers, pledges, and grants to the Collateral Agent for the benefit of the Control Party a security interest in and continuing lien on, subject to the terms of this Agreement, all of the Grantor’s right, remedy, title and interest in and to the Collateral (the “Security Interest”). The Grantor authorizes the Purchaser to undertake any and all action to perfect the Security Interest created hereby, including, without limitation, filing a UCC financing statement in form and substance, and in each jurisdiction, necessary to perfect the Security Interest, and the Grantor waives any right of objection to any of the Collateral Agent (at the written direction of the Control Party), the Purchaser, or the Control Party undertaking such action or actions hereunder. The Grantor shall, not later than three (3) Business Days after either the issuance of each AgVantage Bond under the Bond Purchase Agreement, or, so long as the AgVantage Bond Balance exceeds $0, upon substitution or modification of any of the Collateral, (A) deliver to the Collateral Agent, and the Collateral Agent, on behalf of the Control Party, shall hold, the Mortgage Documents and (B) to the extent that the Collateral contains Qualified Substitute Collateral or other cash assets, deliver a fully-signed copy of the Securities Account Control Agreement to the Collateral Agent. Notwithstanding the foregoing, in the event that a recorded copy of any document or instrument is not yet available from the applicable recorder or register within such time frame, Grantor shall deliver an unrecorded copy to Collateral Agent, and Grantor shall subsequently deliver a recorded copy to Collateral Agent within three (3) Business Days after Grantor’s receipt of the same. Upon occurrence of an Event of Default, the Collateral Agent, on behalf of the Control Party, shall have the right (in its sole and absolute discretion), to the extent a register is maintained therefor, to register the Collateral in the Collateral Agent’s own name as pledgee, or in the name of the Collateral Agent’s nominee (as pledgee or as sub-agent) or to continue to hold the Collateral in the name of the Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Upon cessation of such Event of Default, the Collateral Agent shall take such action as is necessary to again cause the Collateral to be registered in the name of the Grantor (or its respective nominees). Section 2.2 Maintenance of Qualified Collateral Schedule.

10 CHAR1\1753723v8 Upon the issuance of any AgVantage Bond under the Bond Purchase Agreement, the Grantor will deliver to the Collateral Agent (with a copy to Farmer Mac) a Qualified Collateral Schedule setting forth the Collateral pledged hereunder, which Qualified Collateral Schedule shall form a part of this Agreement. The Grantor shall also cause a copy of the Qualified Collateral Schedule to be attached as a schedule to each UCC financing statement or amendment thereto, if appropriate, filed in connection with the grant of a security interest under this Agreement. Following the date of issuance of any AgVantage Bond, if there have been additions, modifications or reductions in the Collateral, then the Grantor shall, within forty-five (45) calendar days of the end of the Fiscal Quarter during which additions, modifications or reductions occurred: (a) prepare and deliver to the Collateral Agent (with a copy to Farmer Mac, if Farmer Mac is no longer serving as Collateral Agent) a new Qualified Collateral Schedule setting forth the revised list of (i) all Qualified Collateral and (ii) all loans or AMBS, whether or not meeting the Eligibility Criteria as of such date of determination, and Mortgage Documents and other documents, instruments or liens representing or securing such loans or AMBS, the value of which shall be at least equal to the Minimum Required Collateralization Level; and (b) cause the filing of such UCC statements and amendments thereto as may be necessary for the Grantor to comply with its undertakings pursuant to Section 2.4. Section 2.3 Qualified Collateral. (a) On each Business Day prior to the termination of the Security Interest pursuant to Section 9.1(i), (i) the value of the Qualified Loans, including any Qualified Loans supporting Qualified AMBS, (as determined by the Grantor in accordance with the immediately succeeding sentence) pledged hereunder as of the date of such determination shall be at least equal to 100% of the AgVantage Bond Balance and (ii) the value of the Qualified Collateral, including the value of the Qualified Loans referred to in clause (i) (as determined by the Grantor in accordance with the immediately succeeding sentence) pledged hereunder as of the date of such determination shall be at least equal to 110% of the AgVantage Bond Balance (clauses (i) and (ii), collectively, the “Minimum Required Collateralization Level”). For the avoidance of doubt, for all purposes of this Agreement, as of any date of determination, the value of any Qualified Loan and any other items included in the Qualified Collateral shall be equal to the Market Value of such Qualified Loan or item, as applicable, as of such date of determination. (b) Subject to all applicable notice and cure periods, if the value of Qualified Collateral (as determined by the Grantor in accordance with Section 2.3(a)) falls below the Minimum Required Collateralization Level as of any Business Day, the Grantor shall provide additional Qualified Collateral in which the Grantor has rights or the power to transfer rights to a secured party as Collateral hereunder, such that the value of Qualified Collateral (as determined by the Grantor in accordance with Section 2.3(a)) pledged to the Collateral Agent under this Agreement as of such Business Day shall be at least equal to the Minimum Required Collateralization Level. (c) For as long as the value of Qualified Collateral (as determined by the Grantor in accordance with Section 2.3(a)) is above the Minimum Required Collateralization Level, the Grantor may freely withdraw, replace or substitute or sell, dispose, pledge, assign or otherwise transfer any Qualified Collateral and any other item

11 CHAR1\1753723v8 of Qualified Collateral then listed on the Qualified Collateral Schedule free and clear of the Security Interest, pledge, lien and encumbrance created under this Agreement, in accordance with Section 9.1 and 9.2, so long as any such withdrawal, replacement or substitution or any such sale, disposition, pledge, assignment or other transfer would not cause the value of the Qualified Collateral (as determined by the Grantor in accordance with Section 2.3(a)) after such action to be below the Minimum Required Collateralization Level (in the case of any replacement or substitution, after taking into account any replacement or substitute Qualified Collateral provided by the Grantor to the Collateral Agent simultaneously therewith, as evidenced by a revised Qualified Collateral Schedule provided simultaneously by the Grantor to the Collateral Agent (with a copy to Farmer Mac, if Farmer Mac is no longer serving as Collateral Agent), which revised Qualified Collateral Schedule shall form a part of this Agreement.) (d) At any time, the Grantor may pledge additional Qualified Collateral (in which such party has rights or the power to transfer rights to a secured party) under this Agreement by filing the appropriate UCC statements and delivering a Certificate of Pledged Collateral to the Collateral Agent specifying such additional collateral. (e) The Grantor shall certify to the Collateral Agent (with a copy to Farmer Mac, if Farmer Mac is no longer serving as Collateral Agent), within forty-five (45) calendar days of the end of each Fiscal Quarter, that (i) the value of Qualified Collateral (as determined by the Grantor in accordance with Section 2.3(a)) shall have been at least equal to the Minimum Required Collateralization Level as of the end of such Fiscal Quarter, and (ii) the Grantor has provided adequate Qualified Collateral (in which the Grantor has rights or the power to transfer rights to a secured party) to maintain the Minimum Required Collateralization Level with respect to the AgVantage Bond Balance, in each case, which certification shall be in substantially the form of a Certificate of Pledged Collateral. Section 2.4 Undertakings Regarding Collateral. With respect to the Collateral, the Grantor undertakes and agrees as follows: (a) to keep and maintain such Collateral free and clear of pledges, liens, and encumbrances except for the security interest created by this Agreement and except for Permitted Liens; (b) to keep and maintain the Qualified Collateral in an amount at or above the Minimum Required Collateralization Level; (c) upon the pledge of Qualified AMBS, cash, U.S. Treasury securities, securities issued or fully guaranteed by an agency or instrumentality of the United States, or any Qualified Substitute Collateral, to establish and maintain the Securities Account and to enter into the Securities Account Control Agreement; (d) upon the establishment of the Securities Account and upon execution and delivery of the Securities Account Control Agreement, and upon the delivery of the Collateral to the Collateral Agent, to furnish to the Collateral Agent and the Bond

12 CHAR1\1753723v8 Guarantor an opinion of counsel reasonably satisfactory to the Control Party that in the opinion of such counsel such action has been taken as is necessary to create, perfect and make effective an enforceable lien and first priority security interest of the Collateral Agent in the Collateral; and (e) to ratify any financing statements previously filed. The Grantor, in connection with any modification of the Qualified Collateral Schedule on any Business Day on which the value of the Qualified Collateral pledged hereunder and identified in a schedule to the most recently filed UCC statement becomes less than the Minimum Required Collateralization Level, shall cause the concurrent filing of such UCC financing statements and amendments thereto as may be necessary or desirable to maintain the perfection of the Security Interest (and any other security interest granted hereunder), naming the Collateral Agent or its transferees or assigns as secured party and the Grantor as debtor. The Collateral Agent shall have no duty to monitor, prepare or file any UCC financing statement or amendments. Section 2.5 Risk of Loss of Collateral. The Grantor bears the risk of loss for any Collateral held in its possession prior to delivery or in transit to or from the Grantor to the Collateral Agent or its agent. In the event the Grantor delivers any Collateral to the Collateral Agent or its agent, the duty of the Collateral Agent with respect to such Collateral shall be solely to use reasonable care in the custody and preservation of the security in its possession. ARTICLE 3 COLLATERAL AGENT Section 3.1 Appointment as Collateral Agent. Subject to the terms and conditions hereof, the Grantor hereby appoints the Collateral Agent and the Collateral Agent hereby accepts such appointment to act as Collateral Agent pursuant to the terms of this Agreement. The Collateral Agent acknowledges the grant of the Security Interest upon the issuance of the AgVantage Bonds under the Bond Purchase Agreement, accepts the trusts under this Agreement in accordance with the provisions of this Agreement, and agrees to perform its duties in this Agreement to the end that the interests of the AgVantage Bond Holder and the Bond Guarantor may be adequately and effectively protected. Section 3.2 Resignation of the Collateral Agent. The Collateral Agent may resign at any time by providing not less than thirty (30) days’ prior written notice to the Control Party and the Grantor. If a successor Collateral Agent is not appointed by the Grantor within thirty (30) days after the Collateral Agent gives notice of its intent to resign, the retiring Collateral Agent may petition any court of competent jurisdiction to appoint a successor Collateral Agent. The Grantor shall notify the Control Party in writing upon the appointment of a successor Collateral Agent and the agreement by such person to act as successor Collateral Agent in connection with this Section 3.2.

13 CHAR1\1753723v8 Section 3.3 Eligibility of Successor Collateral Agent. Any successor Collateral Agent appointed by the Grantor pursuant to Section 3.2 shall be a national banking association or banking corporation authorized under its laws of incorporation and the laws of the jurisdiction in which it administers this Agreement to exercise the powers required by this Agreement having at all times an aggregate capital surplus and undivided profits of at least $1,000,000,000.00. Section 3.4 Merger or Consolidation. Any person (i) into which the Collateral Agent may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Agent shall be party, or (iii) that may succeed to the properties and assets of the Collateral Agent substantially as a whole, shall be the successor to the Collateral Agent under this Agreement without further act of any of the parties to this Agreement. Section 3.5 Duties and Responsibilities of the Collateral Agent. (a) The Collateral Agent shall perform any and all duties required of it pursuant to the terms of this Agreement. (b) The Collateral Agent shall in the event it is so directed in writing by the Control Party exercise any rights or remedies granted to the Collateral Agent under this Agreement. (c) The Collateral Agent will hold all Mortgage Documents and other instruments or documents representing the loans in accordance with the procedures set forth on Exhibit A attached hereto. (d) The Collateral Agent makes no warranty or representation and shall have no responsibility as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership, or transferability of the Collateral or any Qualified Substitute Collateral and will not be required to and will not make any representations as to the validity or value of any of the Collateral or Qualified Substitute Collateral. (e) The Collateral Agent shall have no duties or responsibilities, except such duties and responsibilities as are specifically set forth in this Agreement, and no covenants or obligations shall be implied in this Agreement against the Collateral Agent. (f) No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct or bad faith, except that: (i) the Collateral Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Collateral Agent unless it shall be proved that the Collateral Agent was negligent in ascertaining the pertinent facts;

14 CHAR1\1753723v8 (ii) the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of either Grantor or the Control Party relating to the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent or exercising any trust or power conferred upon the Collateral Agent under this Agreement; (iii) no provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any liability other than as provided in Section 3.5(f) in the performance of its duties hereunder unless adequate indemnity has been assured to it; and (iv) the Collateral Agent shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability unless it has been furnished with an indemnity satisfactory to it. Section 3.6 Limitation on Liability of the Collateral Agent. Subject to Section 3.5(f) with respect to clauses (a), (b) and (d) below, the Collateral Agent: (a) shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistakes of fact or law or for anything that it may do or refrain from doing in connection herewith; (b) may consult with counsel satisfactory to it and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken suffered or omitted by it hereunder in good faith and in the opinion of such counsel; (c) shall not be responsible for delays or failures in performance resulting from acts beyond its control, including, without limitation, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, earthquakes, hurricanes or other natural disasters of similar nature; (d) may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties; and (e) shall not be liable for any consequential, indirect, special or punitive damages under any circumstances. Section 3.7 [Reserved]. ARTICLE 4 EVENTS OF DEFAULT Section 4.1 Events of Default.

15 CHAR1\1753723v8 The Collateral Agent may consider the Grantor in default hereunder upon the occurrence and continuance of any of the following events or conditions beyond any applicable notice or cure periods (each an “Event of Default”) hereunder: (a) the occurrence and continuance of an “Event of Default” as such term is defined in the Bond Purchase Agreement; (b) the failure to maintain the Minimum Required Collateralization Level as of any Business Day, which failure shall not have been cured within thirty (30) Business Days of the earlier of (i) notice from Farmer Mac or the Purchaser requesting that it be cured, or (ii) the first day on which Grantor becomes aware of such failure; (c) breach of or failure to perform by the Grantor any other covenant, promise, condition, obligation or liability contained or referred to herein which shall not have been cured within forty-five (45) calendar days of the earlier of the date on which (i) Grantor becomes aware of such breach or failure or (ii) notice thereof to the Grantor from the Collateral Agent; or (d) any representation or warranty made by Grantor in this Agreement shall prove to have been false or misleading in any material respect as of the date made, provided that Issuer shall have thirty (30) days following the written identification by Farmer Mac or the Collateral Agent of the related misrepresentation or breach of warranty to cure the related misrepresentation if unintentional if Farmer Mac and the Collateral Agent are thereby place in the same risk position as if the misrepresentation had not been made. The Collateral Agent shall not be deemed to have knowledge of any Event of Default until written notice thereof is delivered to it. Upon receipt of written notice of an Event of Default, the Collateral Agent shall deliver the Notice of Exclusive Control required by the Securities Account Control Agreement. Section 4.2 Remedies Upon an Event of Default. (a) If an Event of Default shall occur and be continuing, the Collateral Agent shall (subject to Section 3.5), at the written direction of the Control Party, pursue any of the following remedies, separately, successively, or cumulatively: (i) take possession of any instruments, agreements, mortgages and other documents (including the Mortgage Documents) representing the Collateral, and all payment records relating to the Collateral, not already in the Collateral Agent’s possession, immediately upon demand, and the Grantor grants to the Collateral Agent the right (to the extent of the Grantor’s own right), for this purpose, to enter into any premises where the Collateral or any part thereof may be located during normal business hours and upon reasonable notice to the Grantor; (ii) record each assignment of a deed of trust or mortgage included as a Mortgage Document in the appropriate real property records;

16 CHAR1\1753723v8 (iii) pursue any other remedy available at law or in equity to collect, enforce, or satisfy obligations of the Grantor under the AgVantage Bonds and this Agreement, including exercising its rights as secured creditor to collect income on the Collateral or to sell, assign, transfer, lease, or otherwise dispose of the Collateral whether or not the Collateral is in the Collateral Agent’s possession, in each case subject to clause 4.2(a)(i) above; and (iv) notify the Borrower or any other party obligated on the loans that, as of any date of determination, were included in a Qualified Collateral Schedule to pay any amounts owed directly to the Collateral Agent. (b) If the Collateral Agent exercises its rights subject to Section 4.2(a) in respect of the Collateral upon the occurrence and during the continuance of an Event of Default, to the fullest extent permitted by applicable law: (i) the Collateral Agent may sell, assign, transfer and deliver, at the Collateral Agent’s option, the whole or any part of the Collateral at private or public sale, at such prices as the Collateral Agent may, in good faith, deem best, without public advertisement, and the Grantor waives notice of the time and place of sale, except any notice that is required by law and may not be waived; (ii) the Collateral Agent has no obligation to prepare any Collateral for sale, and the Collateral Agent may sell any Collateral and disclaim any warranties without adversely affecting the commercial reasonableness of the sale; and (iii) the Collateral Agent may purchase any or all of the Collateral and may apply any portion of the purchase price to reduce amounts owed by the Grantor to the Collateral Agent as set forth in (c) below. (c) Subject to Section 9-615 of the UCC, the Proceeds realized by the Collateral Agent upon selling or disposing of the Collateral will be applied in the following order: (i) first, for so long as a Bond Guarantor Default has occurred and is continuing, to pay all reasonable costs and expenses of every kind incurred by the Collateral Agent for the collection, sale and foreclosure of the Collateral (including reasonable expenses incurred in the protection of Collateral Agent’s title to or lien upon or right in connection therewith, reasonable expenses for out-of-pocket legal fees in connection therewith or in making any such sale or sales, insurance, commission for sales and guaranty); (ii) second, to the Collateral Agent for any amounts due and unpaid in accordance with applicable agreements; (iii) third, to the Bond Guarantor in respect of any amounts previously paid by the Bond Guarantor in respect of the Guaranteed Obligations; (iv) fourth, to interest owed under the AgVantage Bond;

17 CHAR1\1753723v8 (v) fifth, to the principal amount owed under the AgVantage Bond; and (vi) sixth, any remaining Proceeds will be paid by the Collateral Agent to the Grantor. Section 4.3 Appointment of Collateral Agent as Attorney-in-Fact; Sub-Agents. (a) If an Event of Default occurs and is continuing, and without limiting any other rights the Collateral Agent might have as a collateral agent under applicable law and under this Agreement, the Grantor does hereby make, constitute and appoint the Collateral Agent (and any sub-agent thereof appointed by the Collateral Agent for purposes of this Agreement in accordance with Section 4.3(b) (each, a “Sub-Agent”)) its true and lawful attorney-in-fact to deal with the Collateral and, in its name and stead to release, collect, compromise, settle and release or record any mortgage or deed of trust that is a part of such Collateral as fully as the Grantor could do if acting for itself. The powers herein granted are coupled with an interest, and are irrevocable, and full power of substitution is granted to the Collateral Agent in the premises. (b) All services to be furnished by the Collateral Agent under this Agreement may be furnished or subcontracted by the Collateral Agent to a Sub-Agent; provided, that prior written notice is given to the Grantor of the appointment of such Sub-Agent and the Grantor consents to such appointment within ten Business Days after its receipt of such notice; provided, however, that: (i) the Collateral Agent shall remain ultimately responsible for the provision of such services; and (ii) the Grantor shall not withhold or delay consent to the appointment of an Excluded Agent. ARTICLE 5 AGVANTAGE BOND DOCUMENTATION Section 5.1 Maintenance of AgVantage Bond Documentation. The Grantor shall maintain each of the following documents (the “AgVantage Bond Documents”) as official records of the Grantor: (a) a certified copy of the relevant portion of the consent or the minutes of the meeting by or at which the Grantor’s board of directors or other governing body adopted the AgVantage Bond Resolutions (as defined in Section 6.1(a)(i) below); (b) a current copy of the schedules listing the Collateral pledged hereunder and setting forth, among other things, the outstanding principal amount of such collateral as of the most recently ended Fiscal Quarter; and (c) a statement of the AgVantage Bond Balance. ARTICLE 6 REPRESENTATIONS, WARRANTIES AND COVENANTS

18 CHAR1\1753723v8 Section 6.1 Representations and Warranties. The Grantor represents and warrants as of the date of this Agreement and as of each date on which the Qualified Collateral Schedule is modified, that: (a) it is authorized under applicable law and its charter, bylaws, or similar governing documents, to execute and perform its obligations under the applicable AgVantage Bond and this Agreement. Without limiting the generality of the foregoing, the Grantor represents that: (i) its board of directors or other governing body has adopted resolutions (the “AgVantage Bond Resolutions”) (A) authorizing the execution and delivery of any AgVantage Bond issued and this Agreement and the taking or consummation of such other actions as necessary or appropriate to carry out the provisions or intentions of any AgVantage Bond issued and this Agreement, and (B) adopting or ratifying, as applicable, the Mortgage Guidelines; and (ii) the foregoing resolutions are duly reflected in the official records of the Grantor; (b) each AgVantage Bond is enforceable against the Grantor, and this Agreement is valid, binding and enforceable against the Grantor, in each case, in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law; and (c) with respect to each Qualified Loan that is pledged as Qualified Collateral, (i) such Qualified Loan is secured by a first lien mortgage on the real estate securing the Qualified Loan and was originated in accordance with the Mortgage Guidelines in all material respects, and (ii) the Grantor has advised the Purchaser and Farmer Mac in writing of any other loan secured by any portion of such real estate with an equal lien position to the Qualified Loan. The Grantor covenants that any interest obtained by the Purchaser, Farmer Mac, or the Collateral Agent in any such Qualified Loan by operation of this Agreement will be prior in right to any lien on such security of which the Purchaser and Farmer Mac had not been so advised. Section 6.2 Covenants. The Grantor covenants that: (a) the Grantor has rights in the Collateral granted by it, and its title to the portion of the Qualified Collateral that is required to meet the Minimum Required Collateralization Level is free and clear of pledges, liens and encumbrances, except as created hereunder and except for Permitted Liens, and the Grantor will maintain such amount of Qualified Collateral free and clear of pledges, liens and encumbrances except as created hereunder and except for the Permitted Liens as long as such Qualified Collateral remains pledged hereunder; (b) the Grantor has obtained all necessary approvals and consents before pledging the Collateral under this Agreement;

19 CHAR1\1753723v8 (c) each loan that, as of any date of determination, is included in a Qualified Collateral Schedule is freely transferable by assignment or negotiation; (d) each mortgage or deed of trust securing a note or bond included in the Collateral has been recorded; (e) the Grantor will provide the Collateral Agent with any reports or statements that the Collateral Agent or the Control Party reasonably requests; provided, however, that the filing of a report or statement via the Electronic Data Gathering, Analysis, and Retrieval system of the Commission (or such subsequent official electronic filing system established by the Commission) shall constitute delivery of such report or statement, as the case may be, to the Collateral Agent or the Control Party upon notification by the Grantor to the Collateral Agent or the Control Party, as the case may be. (f) upon reasonable prior notice and during normal business hours, and with approval of the Grantor (such approval to not be reasonably withheld), the Grantor will permit the Collateral Agent or its designee to inspect or copy the AgVantage Bond Documents and any other documents or evidence in the Grantor’s possession or control relating to the Collateral; (g) to the extent the Grantor, the Operating Partnership or the REIT receives a credit rating from S&P, Moody’s or Fitch, the Grantor will promptly notify the Collateral Agent of such credit rating and upon the occurrence of any change in the respective credit rating by S&P, Moody’s or Fitch, as applicable; (h) the Grantor will promptly notify the Collateral Agent of any change in applicable law or regulations, or its respective charter, bylaws, or other governing documents, or any legal or regulatory process asserted against the Grantor, that materially affects or may materially affect the Grantor’s authority or ability to lawfully perform its obligations under the Bond Purchase Agreement or this Agreement; and (i) the Grantor will promptly notify the Collateral Agent of: (i) any material adverse change in its business or financial condition or in the business or financial condition of the Operating Partnership, the REIT or any other affiliate that would materially and adversely affect the Collateral Agent’s interests; (ii) the execution of a definitive agreement which by its terms provides for a reorganization, merger or consolidation of the Grantor, the Operating Partnership or the REIT; (iii) any legal or regulatory action (including any pending or threatened litigation or judgment) directly involving the Grantor, the Operating Partnership or the REIT as a party that would reasonably be expected to have a materially adverse financial or business impact on the Grantor; or (iv) the occurrence of any Event of Default. Section 6.3 Negative Covenants. The Grantor covenants that the Grantor shall not, and shall not purport, propose or undertake to, consent to any modification of any AgVantage Bond without the Collateral Agent’s or Control Party’s prior written consent, which consent shall not be unreasonably withheld.

20 CHAR1\1753723v8 ARTICLE 7 INDEMNIFICATION Section 7.1 Indemnification by Grantor. The Grantor agrees to indemnify the Collateral Agent or Sub-Agent for any loss, claim, damage, liability, and expense (including reasonable attorneys’ fees, court costs and reasonable expenses of litigation) incurred by the Collateral Agent (and any Sub-Agent), in the course of or arising out of the Bond Purchase Agreement or this Agreement, any action relating to the Collateral, or any action to which the Collateral Agent (and any Sub-Agent), may become subject in connection with the AgVantage Bond Holder’s exercise of any right or remedy granted to it under the Bond Purchase Agreement or this Agreement including, but not limited to, any reasonable legal fees or out-of-pocket expenses incurred in connection with defending itself against any claim or bringing any claim to enforce any indemnification or other obligation of the relevant transaction parties, except to the extent that such loss, claim, damage, liability or expense results from the Collateral Agent’s (and any Sub-Agent thereof) gross negligence or willful misconduct; provided, however, that if Farmer Mac is appointed as a Sub-Agent of the Collateral Agent under this Agreement, Farmer Mac’s indemnification pursuant to this Section 7.1 will be limited solely to actions taken as Sub-Agent to the Collateral Agent. The provisions of this Section 7.1 shall survive the termination of this Agreement and the resignation of the Collateral Agent. ARTICLE 8 MISCELLANEOUS Section 8.1 Successors and Assigns of Grantor Bound by Agreement. All obligations, covenants, agreements and duties of the parties contained in this Agreement shall bind the respective permitted successors and assigns of the parties, whether so expressed or not. Section 8.2 Amendments; Assignments. (a) This Agreement will not be amended, supplemented, modified, restated, or replaced in any manner, except with the written consent of each of the parties hereto. (b) This Agreement may not be transferred, assigned, hypothecated or alienated in any manner whatsoever, except with the prior written consent of each of the parties hereto. Section 8.3 No Liability for the Collateral Agent. The Collateral Agent has no liability for acting in reliance upon any communication (including a facsimile transmission, electronic transmission, telex, or similar communication) reasonably believed by the Collateral Agent to be genuine or to be sent by an individual acting on behalf of the Grantor. The Collateral Agent has no fiduciary duty to any Person.

21 CHAR1\1753723v8 Section 8.4 Governing Law. This Agreement shall be construed and enforced according to the laws of the State of New York, including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York, but without regard to the conflicts of law provisions thereof. Section 8.5 Consent to Jurisdiction. Each party to this Agreement submits for itself and in connection with its properties, generally and unconditionally, to the nonexclusive jurisdiction of the United States federal court located in The City of New York, Borough of Manhattan, for purposes of any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to this Agreement hereby consents to process being served in any suit, action or proceeding with respect to this Agreement, or any document delivered pursuant hereto, by the mailing of a copy thereof, by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this Agreement or to any other address of which it shall have given written notice to the other party hereto. The foregoing shall not limit the ability of any party hereto to bring suit in the courts of any other jurisdiction. Section 8.6 Waiver of Jury Trial. Each of the parties to this Agreement irrevocably and expressly waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any claims or transactions in connection herewith. Each of the parties hereto hereby acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived hereby. Section 8.7 Entire Agreement. This Agreement, the Schedules and Exhibits hereto and the other Bond Documents together embody the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersede all prior agreements between such parties that relate to such subject matter. Section 8.8 Limitation on Rights of Others. The provisions of this Agreement are solely for the benefit of the Grantor and the Collateral Agent and nothing in this Agreement, whether express or implied, shall be construed to give to any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein. Section 8.9 Severability.

22 CHAR1\1753723v8 If any provision of, or obligation under, this Agreement, or the application thereof to any person or under any circumstance, shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of, and any obligations under, this Agreement, or the application of such provision in any other jurisdiction shall not in any way be affected or impaired thereby, and each provision of this Agreement shall be valid and enforceable to the extent permitted by applicable law. Section 8.10 Counterparts. This Agreement and any amendments, supplements, modifications, restatements, or replacements hereof, or waivers or consents hereto, may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart by each of the parties hereto. Signatures to this Agreement transmitted by electronic means shall be valid and effective to bind the party so signing. A failure to deliver an execution original to this Agreement shall not affect the enforceability of this Agreement, it being expressly agreed that each party hereto shall be bound by its own electronically transmitted signature and accept the electronically transmitted signature of each of the other parties hereto. Section 8.11 No Waiver. No failure on the part of the parties hereto to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder (or operate as an acquiescence of any default or Event of Default hereunder) shall operate as a waiver thereof (including by the Collateral Agent upon the occurrence and during the continuance of an Event of Default), nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver. Section 8.12 Remedies Cumulative. No right, power or remedy of the parties hereunder shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or now or hereafter existing by law or in equity. Section 8.13 Notices. All demands, notices, instructions or other communications required or permitted to be given hereunder shall be given in writing and shall be addressed as specified below as appropriate except as otherwise provided herein. The address, telephone number, email address, or facsimile number for any party may be changed at any time and from time to time upon written notice given by such changing party to the other parties hereto in accordance with this Section 8.13. A properly addressed notice or other communication shall be deemed to have been delivered to the party or parties to which it is given at the time it is sent by registered or certified mail, postage prepaid, return receipt requested addressed as set forth below, with a copy also to be sent by email or facsimile (fax) transmission.

23 CHAR1\1753723v8 If to the Grantor, to: Gladstone Lending Company, LLC c/o Gladstone Land Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102 Fax: 703-287-5801 Attn: Michael Licalsi with a copy to: Bass Berry & Sims PLC 100 Peabody Place, Suite 1300 Memphis, TN 38103 Fax: 901-543-5946 Attention: Robert P. McDaniel, Jr. If to the Purchaser, Collateral Agent or the Bond Guarantor, to: Federal Agricultural Mortgage Corporation 1999 K Street, NW 4th Floor Washington, DC 20006 Fax: 202-872-7713 Email: Agvdeals@farmermac.com Attention: Executive Vice President – Chief Business Officer with a copy to: Federal Agricultural Mortgage Corporation 1999 K Street, NW 4th Floor Washington, DC 20006 Fax: 202-872-7713 Email: Agvdeals@farmermac.com Attention: Director – Institutional Credit and a copy to: Federal Agricultural Mortgage Corporation 1999 K Street, NW 4th Floor Washington, DC 20006 Fax: 202-872-7713 Email: legal@farmermac.com Attention: General Counsel

24 CHAR1\1753723v8 Section 8.14 Amendment and Restatement. The parties to the Existing Agreement each hereby agree that the Existing Agreement automatically shall be deemed amended and restated in its entirety by this Agreement. All indebtedness, obligations, liabilities and liens created by the Existing Agreement shall continue unimpaired and in full force and effect, as amended and restated in this Agreement. This Agreement is not a novation of the Existing Agreement, and this Agreement evidences the obligations of the Grantor (as defined in the Existing Agreement) under the Existing Agreement as continued and amended and restated hereby. ARTICLE 9 TERMINATION OF SECURITY INTEREST Section 9.1 Termination of Security Interest. The Security Interest in respect of any item of Collateral shall terminate, and all rights to any item of Collateral shall revert to the Grantor upon: (i) the termination of the Bond Purchase Agreement in accordance with its terms; or (ii) the withdrawal, replacement or substitution or the sale, disposition, pledge, assignment or other transfer, of such item of Collateral by the Grantor pursuant to, and in accordance with, Section 2.3; provided that this Agreement shall survive any permitted assignment of the Bond Purchase Agreement and any AgVantage Bond. Section 9.2 Evidence of Termination. Upon the termination of this Agreement, the Collateral Agent will execute and deliver to the Grantor such documents as the parties shall prepare at Grantor’s own expense and reasonably request to evidence the termination of this Agreement. Without limiting the foregoing, upon the occurrence of a withdrawal, replacement, substitution, sale, disposition, pledge, assignment or other transfer under Section 9.1(ii) or Section 2.3(c) above, Collateral Agent will cooperate with Grantor in the release or termination (or partial release or termination) of all filings or instruments evidencing any applicable lien or liens in favor of Collateral Agent with respect to such collateral. Without limiting the foregoing, upon the request of Grantor in such event, Collateral Agent shall promptly terminate (or authorize Grantor to terminate) any UCC financing statement(s) necessary to evidence the release of such lien(s). [Signature Pages Follow]

SI-1 CHAR1\1753723v8 Schedule I ELIGIBILITY CRITERIA Agricultural real estate can consist of land, buildings and fixtures used in agricultural production, processing or storage. Each such mortgage loan will: • be secured by a first lien fee simple or leasehold mortgage on agricultural real estate (land, buildings and fixtures used in agricultural production, processing or storage) located in the United States (or by a junior lien on such agricultural real estate, so long as the Grantor holds each lien on such agricultural real estate that is senior to such junior lien and each mortgage loan secured by any such senior lien is pledged by the Grantor under this Agreement); • be an obligation of a citizen or national of the United States or an alien lawfully admitted for permanent residence in the United States or a private corporation, limited liability company, limited partnership or partnership whose members, stockholders, or partners holding a majority interest in the corporation or partnership are such individuals; • have a combined loan to value ratio of not greater than 66 percent, as determined by the most recently performed appraisal by, or prepared by certified appraisers for the benefit of the Grantor. For the purpose of this requirement, the combined loan to value ratio will be calculated by dividing (a) the sum of (i) the unpaid balance of the loan and (ii) the sum of the unpaid balances of all other cross-collateralized loans pledged by the Grantor under this Agreement, by (b) the combined appraised value of all real estate collateral securing the loan and all other cross-collateralized loans pledged by the Grantor under this Agreement; • if secured by:  not more than 2,000 acres, have an unpaid principal balance not greater than $75 million (or any higher amount permitted by Farmer Mac and communicated to Grantor in writing);  more than 2,000 acres (or any larger acreage amount permitted by Farmer Mac and communicated to Grantor in writing), have an interest pledged to the Collateral Agent not greater than $13.4 million (or any higher amount permitted by Farmer Mac and communicated to Grantor in writing); • be accruing interest and not more than 30 days delinquent in the payment of principal or interest; • have all taxes and assessments paid prior to delinquency; • contain cross-default provisions in the related mortgage loan documents, instruments, and agreements, providing that any default or Event of Default in this Agreement or

SI-2 CHAR1\1753723v8 the Bond Purchase Agreement shall also constitute a default under the related mortgage loan and providing for immediate acceleration of the balance due on such mortgage loan without further notice, thereby entitling the Collateral Agent or Control Party, as applicable, to all rights and remedies under the terms of such mortgage loan; • encumber any improvements with a first priority lien by and through the mortgage. For purposes of this paragraph, “improvements” means: any buildings, improvements, equipment, fixtures and permanent plantings located in or on or appurtenant to the collateral, and all additions, replacements, and improvements hereafter made to or placed in or on the collateral; all rights-of-way, easements, rents, issues, profits, income, proceeds and general intangibles from the collateral, tenements, hereditaments, remainders, reversions, privileges and appurtenances belonging unto the collateral, however evidenced which are used or enjoyed in connection with the real property now or hereafter owned or belonging to the same or which hereafter may be acquired and so used or enjoyed; all water and water rights now owned or hereafter acquired whether such water and water rights are riparian, appropriative or otherwise and whether or not appurtenant to the collateral, along with all ditch and ditch rights and any shares of stock, licenses, permits and contracts evidencing such water or ditch rights, and all wells, reservoirs, dams, embankments or fixtures relating to the collateral; all windmills, pumps, irrigation equipment, motors, engines, and devices of every kind now or hereafter used for or in connection with the irrigation of the collateral, or for stock watering or domestic purposes thereon, and all grain bins and storage bins, which are owned by the Grantor and which are located on the collateral described above together with all additional accessions, replacements, improvements, repairs and substitutions to the collateral and the proceeds thereof and all other fixtures now or hereafter located upon the collateral, all of which are declared to be appurtenant to the collateral, or incident to the ownership thereof, or used in connection therewith. Notwithstanding the foregoing or anything herein to the contrary, the Grantor is not granting any lien or security interest with respect to, and references to the pledged real property or improvements shall not include, any Tenant Improvements; and • contain provisions, consistent with standard industry practice, requiring the upon default of the mortgage loan, (i) all leases and security deposits on the related collateral shall be assigned to the lender and (ii) all rents and revenues from the related collateral shall be assigned to the lender.

SII-1 CHAR1\1753723v8 Schedule II AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT DATED AS OF DECEMBER 10, 2020 CERTIFICATE OF PLEDGED COLLATERAL FILED WITH FEDERAL AGRICULTURAL MORTGAGE CORPORATION, Collateral Agent , Chief Executive Officer [or Chief Financial Officer or Controller] and , Vice-President [Chief Financial Officer] [Treasurer], of Gladstone Land Corporation, the Manager of Gladstone Land Partners, LLC, the General Partner of Gladstone Land Limited Partnership, the sole member and manager of Grantor, hereby certify to the Control Party and the Collateral Agent under the above-mentioned Pledge and Security Agreement as amended, restated, extended, supplemented or otherwise modified in writing from time to time to the date hereof (herein called the “Pledge Agreement”) as follows:1 1. The value of the Qualified Collateral certified hereby and pledged to the Collateral Agent, as shown on Schedule A hereto, is ............................................................................ $ 2. The value of the Qualified Collateral certified hereby and being pledged to the Collateral Agent, as shown on Schedule B hereto, is ......................................................... $ 3. The aggregate principal amount of the AgVantage Bond(s) outstanding at the date hereof is ......................................... $ 4. The aggregate amount, if any, of the AgVantage Bond(s) to be issued on the basis of this Certificate is .................... $ 5. The sum of amounts in items 3 and 4 is ............................. $ 6. The aggregate amount by which the value of Qualified Collateral exceeds the aggregate principal amount of the AgVantage Bond(s) outstanding (the sum of items 1 and 2 minus item 5) is .................................................................. $ 1 Schedule A and Schedule B should each be in the form of an Excel spreadsheet, produced by the Grantor and attached to the certificate. Schedule A should list (x) all Qualified Collateral and (y) all loans or AMBS, whether or not meeting the Eligibility Criteria as of such date of determination, and Mortgage Documents and other documents, instruments or liens representing or securing such loans or AMBS previously pledged under this facility and Schedule B should list (x) all Qualified Collateral and (y) all loans or AMBS, whether or not meeting the Eligibility Criteria as of such date of determination, and Mortgage Documents and other documents, instruments or liens representing or securing such loans or AMBS being added to collateral pool in connection with the new financing for which this certificate is being provided.

SII-2 CHAR1\1753723v8 7. To the knowledge of the undersigned, each Qualified Loan included as Qualified Collateral satisfies the Eligibility Criteria set forth in the Pledge Agreement. 8. The value of the Qualified Collateral pledged to the Collateral Agent satisfies the Minimum Required Collateralization Level. 9. So far as is known to the undersigned, no Event of Default exists.

SII-3 CHAR1\1753723v8 All terms which are defined in the Pledge Agreement are used herein as so defined. Dated:

A-1 CHAR1\1753723v8 Exhibit A LOAN FILE CUSTODY PROCEDURES 1. Delivery of Custodial Files. (a) The Grantor is required to deliver to the Collateral Agent any and all documents or records relating to all loans that, as of any date of determination, were included in a Qualified Collateral Schedule (with respect to any such loan, a “Loan File”), and the Collateral Agent shall hold such Loan Files in accordance with the terms of this Exhibit A. (b) From time to time, the Grantor may forward to the Collateral Agent additional original documents or additional documents evidencing an assumption, modification, consolidation or extension of a loan. Upon receipt of such documents by the Collateral Agent, such documents shall constitute a part of the Loan File for the related loan. The Collateral Agent is entitled to rely upon the Qualified Collateral Schedule provided as of the most recent date of delivery as the conclusive schedule in its review of the submitted Loan File. The Collateral Agent is under no duty to verify the existence of any endorsements to the policy of title insurance or the existence, validity or priority of any liens of security interest in any personal property securing the related loan. (c) Within thirty (30) days after the later of (i) the date of delivery of the Loan Files by the Grantor and (ii) receipt by the Collateral Agent of check-in instructions for the Loan Files and, if applicable, the Mortgage Documents and any other instruments and/or documents contained in the Loan Files, from the Grantor, the Collateral Agent shall review the Loan Files received by it in accordance with the check-in instructions, and shall deliver to the Bond Guarantor, the Grantor or their designees a certification (a “Trust Receipt”) substantially in the form agreed to by the parties hereto and the Bond Guarantor, as to each loan listed on the Qualified Collateral Schedule. The Collateral Agent shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Loan File. 2. Custody of Loan Documents. The Collateral Agent shall segregate and maintain continuous custody of all documents constituting each Loan File received by it in secure and fire- resistant facilities in accordance with its customary standards for such custody and shall provide the Grantor written notice of such location. 3. Release for Servicing. From time to time and as appropriate for the foreclosure or servicing of any of the loans or in connection with a loan which has been paid in full, the Collateral Agent is hereby authorized, upon delivery by the Grantor to the Collateral Agent, with a copy to the parties hereto and the Bond Guarantor of a written request in a form agreed upon by the parties hereto and the Bond Guarantor (a “Request for Release of Loan File”), to release to the Grantor the related Loan Files. The Collateral Agent shall have no duties or obligations and no liability with respect to any Loan File so released to the Grantor for any period of time so released to the Grantor. In the event that the Grantor returns a Loan File or other documents previously released by the Collateral Agent to the Grantor the Loan File or other documents so returned shall once again be subject to the provisions of the Pledge and Security Agreement.

A-2 CHAR1\1753723v8 4. Copies of Loan Documents. Upon the written request of any of the Grantor or the Control Party and at the cost and expense of the Grantor under the Pledge and Security Agreement, the Collateral Agent shall provide the requesting Grantor, the Control Party or their designees with copies of any documents in the possession of the Collateral Agent relating to the Collateral. 5. Examination of Loan Files. Upon five (5) Business Days prior written notice to the Collateral Agent, the Bond Guarantor, the Grantor, or any of their agents, accountants, attorneys, auditors and prospective purchasers will be permitted during normal business hours to examine the Loan Files and any other documents, records and papers in the possession of or under the control of the Collateral Agent relating directly to the administration of any or all of the loans. Any costs associated with such examination shall be paid by the Grantor under the Pledge and Security Agreement. 6. Attachment of Loan Files. In the event that any party to the Pledge and Security Agreement shall be served by a third party with any type of levy, attachment, writ or garnishment with respect to any document contained in a Loan File, or in the event any third party shall institute any court proceeding by which any document included in the Loan Files shall be required to be delivered otherwise than in accordance with the provisions of the Pledge and Security Agreement, the party which received such service shall immediately deliver or cause to be delivered to the other parties hereto, and to the Grantor and the Bond Guarantor, copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Agent shall continue to hold and maintain all documents contained in the Loan Files received by it pursuant to the provisions of the Pledge and Security Agreement pending an order of a court of competent jurisdiction permitting or directing disposition hereof. Upon final determination of such court, the Collateral Agent shall dispose of such documents held by it as directed by such determination or, if no such determination is made, in accordance with the provisions of the Pledge and Security Agreement. Expenses of the Collateral Agent incurred as a result of the attachment of any document contained in a Loan File shall be paid pursuant to the Pledge and Security Agreement. This subsection shall not be deemed to create any rights in property belonging to the Grantor or the Bond Guarantor in favor of any third party.

B-1 CHAR1\1753723v8 Exhibit B SECURITIES ACCOUNT CONTROL AGREEMENT among [ ], [ ] and [ ], AS SECURITIES INTERMEDIARY Dated as of

i CHAR1\1753723v8 TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS; INTERPRETATIONS ............................................................... 1 Section 1.1 Certain Terms Defined ............................... Error! Bookmark not defined. Section 1.2 Interpretation .............................................. Error! Bookmark not defined. ARTICLE 2 THE ACCOUNT ..................................................................................................... 3 Section 2.1 UCC Provisions ......................................... Error! Bookmark not defined. Section 2.2 Indorsements .............................................. Error! Bookmark not defined. Section 2.3 Priority of Lien ........................................... Error! Bookmark not defined. ARTICLE 3 CONTROL .............................................................................................................. 4 Section 3.1 Grant of Control ......................................... Error! Bookmark not defined. Section 3.2 Grantor’s Rights in Account ...................... Error! Bookmark not defined. ARTICLE 4 REPRESENTATIONS AND WARRANTIES; UNDERTAKINGS .................. 4 Section 4.1 The Representations and Warranties of the Securities Intermediary . Error! Bookmark not defined. Section 4.2 Undertakings of the Securities Intermediary ........... Error! Bookmark not defined. ARTICLE 5 LIMITATION OF RESPONSIBILITY; INDEMNIFICATION ....................... 5 Section 5.1 Limitation of Responsibility of Securities Intermediary Error! Bookmark not defined. Section 5.2 Indemnification of Securities Intermediary ............. Error! Bookmark not defined. ARTICLE 6 MISCELLANEOUS ............................................................................................... 6 Section 6.1 Successors and Assigns of Grantor Bound By Agreement ................ Error! Bookmark not defined. Section 6.2 Amendments; Assignments ....................... Error! Bookmark not defined. Section 6.3 Governing Law .......................................... Error! Bookmark not defined. Section 6.4 Customer Agreement ................................. Error! Bookmark not defined. Section 6.5 Consent to Jurisdiction ............................... Error! Bookmark not defined. Section 6.6 Waiver of Jury Trial ................................... Error! Bookmark not defined. Section 6.7 Future Agreement ...................................... Error! Bookmark not defined. Section 6.8 Limitation on Rights of Others .................. Error! Bookmark not defined. Section 6.9 Notices ....................................................... Error! Bookmark not defined. Section 6.10 Severability ................................................ Error! Bookmark not defined. Section 6.11 Counterparts ............................................... Error! Bookmark not defined. Section 6.12 No Waiver .................................................. Error! Bookmark not defined. Section 6.13 Remedies Cumulative ................................ Error! Bookmark not defined. ARTICLE 7 TERMINATION OF AGREEMENT ................................................................... 8 Section 7.1 Termination of this Agreement .................. Error! Bookmark not defined.

B-ii CHAR1\1753723v8 Section 7.2 Evidence of Termination............................ Error! Bookmark not defined.

B-1 CHAR1\1753723v8 THIS SECURITIES ACCOUNT CONTROL AGREEMENT (the “Agreement”) is dated as of [________________], 20[__], between Gladstone Lending Company, LLC, a Delaware limited liability company (the “Grantor”), [______________], as collateral agent (in such capacity, the “Collateral Agent”), and [______________] as securities intermediary (in such capacity, the “Securities Intermediary”). WITNESSETH WHEREAS, the Grantor has issued one or more AgVantage Bonds pursuant to an AgVantage Bond Purchase Agreement dated as of [____________] (as amended, supplemented or modified from time to time, the “AgVantage Bond”); WHEREAS, the Grantor desires to grant to the Collateral Agent, for the benefit of the AgVantage Bond Holder, a security interest in the collateral hereinafter described as security for the obligations of the Grantor under the AgVantage Bond as more particularly described below; WHEREAS, the Grantor has entered into the Amended and Restated Pledge and Security Agreement, dated as of December 10, 2020 (as amended, supplemented or modified from time to time, the “Security Agreement”), with the Collateral Agent; WHEREAS, the Grantor, the Securities Intermediary and the Collateral Agent are entering into this Agreement to provide for the control of the Collateral and to perfect the security interest of the Collateral Agent therein. NOW THEREFORE, for valuable consideration and intending to be legally bound, the Grantor, the Securities Intermediary and the Collateral Agent do hereby enter into this Agreement. ARTICLE 1 DEFINITIONS; INTERPRETATIONS SECTION 1.1 Certain Terms Defined. In this Agreement, the following terms shall have the meanings specified in this Section for all purposes of this agreement, unless otherwise expressly provided. “Account” means a securities account number ___________ established at [____________], which is a securities account within the meaning of Section 8-501(a) of the UCC. “Agreement” means this instrument as originally executed and delivered and as the same may be amended, supplemented, modified, restated or replaced from time to time. “AgVantage Bond” has the meaning in the first recital of this Agreement. “Assignee” has the meaning set forth in Section 6.2(c) hereof “Bond Purchase Agreement” means the AgVantage Bond Purchase Agreement dated as of [____________] among the Grantor, the Purchaser and Farmer Mac, as the same may be

B-2 CHAR1\1753723v8 amended, restated, extended, supplemented or otherwise modified in writing from time to time in accordance with the terms thereof. “Business Day” means a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business in New York, New York. “Collateral” means the Account, cash, U.S. Treasury securities or securities fully guaranteed by an agency or instrumentality of the United States, security entitlements, financial assets, credit balances and other assets and property and all instruments, in each case from time to time deposited or held in or transferred or credited to or carried in the Account. “Collateral Agent” shall mean [______________]. “Entitlement Order” has the meaning set forth in Section 3.1 hereof. “Event of Default” has the meaning set forth in Section 3.1 of the Security Agreement. “Notice of Exclusive Control” has the meaning set forth in Section 3.2 hereof. “Responsible Officer” shall mean any officer within the corporate trust department of the Collateral Agent, including any vice president, assistant vice president, secretary, assistant treasurer, trust officer or any other officer of the Collateral Agent who customarily performs functions similar to those performed by persons who at the time shall be officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and, in each case, who shall have responsibility for the administration of the Security Agreement. “Securities Intermediary” has the meaning set forth in the first paragraph of this Agreement. “Security Agreement” has the meaning in the third (3rd) recital of this Agreement. “Trade” has the meaning set forth in Section 3.2 hereof. “UCC” means the Uniform Commercial Code as in effect in the State of New York SECTION 1.2 Interpretation. For all purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Article shall have the meanings ascribed in this Article and shall include the plural as well as the singular; (b) all accounting terms used and not expressly defined herein shall have the meanings given to them in accordance with United States generally accepted accounting principles, and the term “generally accepted accounting principles” shall mean such accounting principles which are generally accepted at the date or time of any computation or at the date hereof;

B-3 CHAR1\1753723v8 (c) references to Exhibits, Articles, Sections, paragraphs, subparagraphs and clauses shall be construed as references to the Exhibits, Articles, Sections, paragraphs, subparagraphs and clauses of this Agreement; (d) the words “herein”, “hereof’ and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; (e) the words “include”, “includes” and “including” shall be construed to be followed by the words “without limitation”; (f) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Agreement or the intent of the parties hereto; and (g) capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Bond Purchase Agreement. ARTICLE 2 THE ACCOUNT SECTION 2.1 UCC Provisions. Each party hereto agrees that the Account constitutes a “securities account” within the meaning of Article 8 of the UCC and with respect to the property from time to time credited to the Account, the Securities Intermediary is the “securities intermediary” and that the Grantor is the “entitlement holder” within the meaning of the UCC. For purposes of perfecting the security interest of the Collateral Agent in any property (at any time now or hereafter held in or credited to the Account), the Securities Intermediary hereby acknowledges that it holds and will hold such property as collateral for the benefit of the Collateral Agent, subject to the terms and conditions of this Agreement. All property delivered to the Securities Intermediary and directed by the Grantor to be included in the Account pursuant to the terms of the Security Agreement shall be promptly credited to the Account. All parties agree that the Account and all property held by the Securities Intermediary in the Account, including without limitation cash or credit balances, will be treated as investment property under Article 9 of the UCC and financial assets under Article 8 of the UCC. SECTION 2.2 Indorsements. The Grantor agrees that all securities or other property underlying any financial assets credited to the Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and that in no case will any financial asset credited to the Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor. The Securities Intermediary agrees that it shall promptly (and in any event within five (5) Business Days) notify the Collateral Agent and the Grantor in writing after becoming aware (using reasonable care in the Securities Intermediary’s normal business practices) that any financial asset credited to the Account is registered or indorsed in contravention of this Section 2.2; provided, however, that the Securities Intermediary shall have no liability hereunder for the failure to deliver such notice except to the extent such failure results from its gross negligence or willful misconduct.

B-4 CHAR1\1753723v8 SECTION 2.3 Priority of Lien. The Securities Intermediary hereby acknowledges the security interest granted to the Collateral Agent by the Grantor. The Securities Intermediary hereby waives and releases all liens, encumbrances, claims and rights of setoff it may have against the Collateral or any credit balance in the Account and agrees that it will not assert any such lien, encumbrance, claim or right against the Account (including any financial asset carried in the Account or any credit balance in the Account) or any other Collateral, except for the right to be reimbursed for amounts advanced to settle authorized transactions under the Security Agreement. ARTICLE 3 CONTROL SECTION 3.1 Grant of Control. Subject to Section 3.2 below, the Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an “Entitlement Order”) or other directions concerning the Account (including, without limitation, directions to distribute to the Collateral Agent proceeds of any such transfer or redemption or interest or dividends on property in the Account) to the extent directed by the Collateral Agent without further consent from the Grantor or any other person. The Securities Intermediary will not agree with any third party that the Securities Intermediary will comply with Entitlement Orders concerning the Collateral originated by such third party without the prior written consent of the Collateral Agent and, unless an Event of Default has occurred and is continuing, the Grantor. SECTION 3.2 Grantor’s Rights in Account. Until the Securities Intermediary receives a notice from the Collateral Agent in the form of Exhibit A attached hereto (a “Notice of Exclusive Control”) that the Collateral Agent will exercise exclusive control over the Account, the Securities Intermediary shall: (i) distribute to the Grantor all interest and regular cash dividends on property in the Account, if any, (ii) allow the Grantor to exercise all voting rights, if any, relating to the security entitlements and financial assets credited to the Account and (iii) settle purchases, sales, free receipts, free deliveries, exchanges, substitutions and other transactions initiated by Grantor or Grantor’s authorized representatives (collectively, “Trades”, and each individually, a “Trade”). The Grantor shall be solely responsible to comply with the valuation requirements on the Collateral described in the Security Agreement. If the Securities Intermediary receives from the Collateral Agent a Notice of Exclusive Control, the Securities Intermediary will cease (a) distributing to the Grantor any interest and dividends on property in the Account, (b) allowing the Grantor to exercise any voting rights and (c) settling Trades initiated by Grantor or Grantor’s authorized representatives. The Collateral Agent may deliver to the Securities Intermediary a Notice of Exclusive Control only if an Event of Default has occurred and is continuing. ARTICLE 4 REPRESENTATIONS AND WARRANTIES; UNDERTAKINGS SECTION 4.1 The Representations and Warranties of the Securities Intermediary. The Securities Intermediary hereby represents and warrants to the Grantor and the Collateral Agent that:

B-5 CHAR1\1753723v8 (a) the Account has been established in the name of the Grantor as recited above; (b) the Account statements to be provided from time to time to the Grantor pursuant to this Agreement will contain a complete and accurate statement of the “financial assets,” as defined in Article 8 of the UCC, maintained in the Account, which account has been titled to reflect the security interest of the Collateral Agent therein; (c) there are no claims to or interests in the Account arising by, through or from the Securities Intermediary (other than those expressly permitted hereby) and, to the best of a Responsible Officer of the Securities Intermediary’s knowledge, there is no other claim to or interest in the Account except for the claims and interest of the Collateral Agent and Grantor in the Account; and (d) valid and legally binding “security entitlements,” as defined in Article 8 of the UCC, have been created with respect to the financial assets to be carried in the Account and pledged to the Collateral Agent pursuant to the Security Agreement, and the Securities Intermediary hereby acknowledges the creation and existence of such security entitlements. SECTION 4.2 Undertakings of the Securities Intermediary. The Securities Intermediary hereby undertakes as follows: (a) to send copies of: (i) all monthly statements concerning the Account to each of Grantor and the Collateral Agent at their respective addresses set forth in the heading of this Agreement and (ii) any other information concerning the Account or Collateral reasonably requested by the Collateral Agent to the Collateral Agent at the address set forth in the heading of this Agreement; (b) to provide to the Collateral Agent with online access to the Account upon execution of such documentation as the Securities Intermediary shall reasonably request; and (c) upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, to make reasonable efforts to notify the Collateral Agent and the Grantor thereof. ARTICLE 5 LIMITATION OF RESPONSIBILITY; INDEMNIFICATION SECTION 5.1 Limitation of Responsibility of Securities Intermediary. The Securities Intermediary shall have no responsibility or liability to the Collateral Agent for complying with Trade directions from the Grantor, or the Grantor’s authorized representatives, which are received by the Securities Intermediary before the Securities Intermediary receives a Notice of Exclusive Control. The Securities Intermediary shall have no responsibility or liability to the Grantor for (i) complying with any Notice of Exclusive Control or (ii) for complying with Entitlement Orders concerning the Collateral originated by the Collateral Agent. The Securities

B-6 CHAR1\1753723v8 Intermediary shall have no responsibility or liability to the Collateral Agent with respect to the value of the Collateral. The Securities Intermediary shall have no duty to investigate or make any determination as to whether an Event of Default exists under any agreement between the Grantor and the Collateral Agent and shall comply with all notices whether or not it believes that any such Event of Default exists. This Agreement does not create any obligation or duty of the Securities Intermediary other than those expressly set forth herein. SECTION 5.2 Indemnification of Securities Intermediary. The Grantor hereby agrees to indemnify, defend and hold harmless the Securities Intermediary, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including without limitation, any and all court costs and reasonable attorney’s fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent as a result of the Securities Intermediary’s gross negligence or willful misconduct. ARTICLE 6 MISCELLANEOUS SECTION 6.1 Successors and Assigns of Grantor Bound By Agreement. All obligations, covenants, agreements and duties of the Grantor contained in this Agreement shall bind the permitted successors and assigns of the Grantor, whether so expressed or not. SECTION 6.2 Amendments; Assignments. (a) This Agreement will not be amended, modified, restated, supplemented or replaced in any manner, except with the written consent of the Grantor, the Securities Intermediary and the Collateral Agent. (b) Subject to clause (c) below, this Agreement may not be transferred, assigned, hypothecated or alienated in any manner whatsoever, except with the prior written consent of the Grantor, the Securities Intermediary and the Collateral Agent. (c) The Grantor hereby agrees that, in the event that the Collateral Agent assigns, transfers or conveys its rights and duties under the Security Agreement to any party (the “Assignee”), the Collateral Agent shall have the right to assign and transfer this Agreement and the control created hereby to the Assignee, and the Grantor and the Securities Intermediary hereby consent to such assignment and transfer. SECTION 6.3 Governing Law. This Agreement shall be construed and enforced according to the laws of the State of New York, including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York, but otherwise without regard to the conflicts of law provisions thereof. The parties hereto agree that the jurisdiction of the Account is the State of New York. SECTION 6.4 Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Securities Intermediary and the Grantor, the terms of this Agreement will prevail. Regardless of any provision in any such agreement relating

B-7 CHAR1\1753723v8 to the law governing the Account, the parties hereto agree that the establishment and maintenance of the Account, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York. SECTION 6.5 Consent to Jurisdiction. Each party to this Agreement submits for itself and in connection with its properties, generally and unconditionally, to the nonexclusive jurisdiction of the United States federal court located in the Southern District of New York, for purposes of any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to this Agreement hereby consents to process being served in any suit, action or proceeding with respect to this Agreement, or any document delivered pursuant hereto, by the mailing of a copy thereof, by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this Agreement or to any other address of which it shall have given written notice to the other party hereto. The foregoing shall not limit the ability of any party hereto to bring suit in the courts of any other jurisdiction. SECTION 6.6 Waiver of Jury Trial. Each of the parties to this Agreement irrevocably and expressly waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any claims or transactions in connection herewith. Each of the parties hereto hereby acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived hereby. SECTION 6.7 Future Agreement. This Agreement and the Security Agreement embody the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes all prior agreements between such parties that relate to the subject matter, unless otherwise agreed to in writing by all parties. SECTION 6.8 Limitation on Rights of Others. The provisions of this Agreement are solely for the benefit of the Grantor, the Securities Intermediary and the Collateral Agent and nothing in this Agreement, whether express or implied, shall be construed to give to any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein. SECTION 6.9 Notices. All communications hereunder shall be in writing (including facsimile) and shall be personally delivered, mailed or transmitted by facsimile, respectively, to a party at the address previously furnished in writing to each other party. SECTION 6.10 Severability. If any provision of, or obligation under, this Agreement, or the application thereof to any person or under any circumstance, shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of, and any obligations under, this Agreement, or the application of such provision in any other jurisdiction shall not in any way be affected or impaired thereby, and each provision of this Agreement shall be valid and enforceable to the extent permitted by applicable law.

B-8 CHAR1\1753723v8 SECTION 6.11 Counterparts. This Agreement and any amendments, modifications, restatements, supplements and/or replacements hereof, or waivers or consents hereto, may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart by each of the parties hereto. SECTION 6.12 No Waiver. No failure on the part of the parties hereto to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver. SECTION 6.13 Remedies Cumulative. No right, power or remedy of the parties hereunder shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or now or hereafter existing by law or in equity. ARTICLE 7 TERMINATION OF AGREEMENT SECTION 7.1 Termination of this Agreement. The rights and powers granted herein to the Collateral Agent have been granted in order to perfect its security interest in the Collateral, are powers coupled with an interest and will not be affected by the lapse of time or any other matter or circumstance. The obligations of the Securities Intermediary hereunder shall continue in effect until the earlier of (i) the date on which the Grantor makes suitable arrangements with the consent of the Collateral Agent following the resignation of the Securities Intermediary and (ii) the Collateral Agent, upon termination of the Security Agreement, has notified the Securities Intermediary in writing that this Agreement is to be terminated. SECTION 7.2 Evidence of Termination. Upon the termination of this Agreement, each of the Securities Intermediary and the Collateral Agent will execute and deliver to the Grantor such documents as the Grantor shall prepare at its own expense and reasonably request to evidence the termination of this Agreement.

B-9 CHAR1\1753723v8 IN WITNESS WHEREOF, the undersigned have duly caused this Agreement to be executed and delivered as a deed as of the date first above written. as Grantor Gladstone Lending Company, LLC, a Delaware limited liability company By: Gladstone Land Limited Partnership, a Delaware limited partnership, its sole member and manager By: Gladstone Land Partners, LLC, a Delaware limited liability company, its General Partner By: Gladstone Land Corporation, a Maryland corporation, its Manager By: Name: Title: as Securities Intermediary By: Name: Title: as Collateral Agent By: Name: Title:

B-A-1 CHAR1\1753723v8 EXHIBIT A NOTICE OF EXCLUSIVE CONTROL __________________, 20__ [Name and address of Securities Intermediary] Ladies and Gentlemen: Reference is made to that Securities Account Control Agreement, dated as of [_________] 20[__] among [____________________], as Securities Intermediary, [__________________], as Grantor, and [________________________], as the Collateral Agent (the “Control Agreement”). Terms used but not defined herein shall have the meanings assigned to them in the Control Agreement. In accordance with Section 3.2 of the Control Agreement, the Collateral Agent hereby provides notice to the Securities Intermediary of its intent to exercise exclusive control over the Account; this notice shall serve as a Notice of Exclusive Control under the Control Agreement. as Collateral Agent By: Name: Title: